SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MONOLITHIC POWER SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MONOLITHIC POWER SYSTEMS, INC.

6409 GUADALUPE MINES ROAD, SAN JOSE, CA 95120

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, May 21, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:

http://phx.corporate-ir.net/phoenix.zhtml?c=181789&p=proxy

BAR CODE RESTRICTED AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2009 to facilitate timely delivery.

Dear Monolithic Power Systems, Inc. Stockholder:

The 2009 Annual Meeting of Stockholders of Monolithic Power Systems, Inc. (the “Company”) will be held at 6409 Guadalupe Mines Road, San Jose, CA 95120, on Thursday, May 21, 2009, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect two Class II Directors to serve until the 2012 annual meeting of stockholders of the Company; and

(2) to ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm.

Management recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on March 23, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

45029

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://www.monolithicpower.com/cmp_05_contact.htm

Meeting Location:

6409 Guadalupe Mines Road

San Jose, CA 95120

The following Proxy Materials are available for you to review online:

the Company’s 2009 Proxy Statement (including all attachments thereto);

the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and

any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),

Email: shrrelations@bnymellon.com

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Monolithic Power Systems, Inc. are available to review at:

http://phx.corporate-ir.net/phoenix.zhtml?c=181789&p=proxy

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares at http://www.proxyvoting.com/mpwr. Have this card in hand when you access the above web site. Enter your 11 digit control number and click “submit.” Cast your votes on the proposals.

45029

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MONOLITHIC POWER SYSTEMS, INC.

BROKER LOGO HERE

Return Address Line 1

Return Address Line 2

Return Address Line 3

51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 23, 2009

Date: May 21, 2009 Time: 10:00 AM PDT

Location: 6409 Guadalupe Mines Road San Jose, CA 95120

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

Broadridge Internal Use Only

Job #

Envelope #

Sequence #

# of # Sequence #

00000|6223|_1 R2.09.03.15

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BYTELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2009 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

00000|6223_2 R2.09.03.|5

Voting items

The Board of Directors recommends that you vote “For” the following.

1. Election of Directors

Nominees

01 Karen A. Smith Bogart 02 James C. Moyer

The Board of Directors recommends you vote FOR the following proposal(s).

2 Vote to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Monolithic Power Systems, Inc for 2009.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000 0000 0000

BARCODE

Broadridge Internal Use Only

xxxxxxxxxx

xxxxxxxxxx

Cusip

Job #

Envelope #

Sequence #

# of # Sequence #

00000|6223_3 R2.09.03.|5

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #

Envelope #

Sequence #

# of # Sequence #

00000|6223_4 R2.09.03.|5